UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40899	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Ste. 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 552-4452

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BBLG	Nasdaq Capital Market

Warrants to Purchase Common Stock, par value $0.001 per share	BBLGW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 13, 2026, Bone Biologics Corporation (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s “at the market offering” program for the offer and sale of up to $1,064,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), from time to time through H.C. Wainwright & Co., LLC (“Wainright”), as sales agent, pursuant to the Company’s existing At The Market Offering Agreement (the “Sales Agreement”), dated September 27, 2024.

The Shares, if any, will be issued pursuant to the Prospectus Supplement, dated March 13, 2026, and the accompanying base prospectus, dated September 2, 2025, contained therein, which together form a part of the Company’s “shelf” registration statement on Form S-3 (File No. 333-288290), as amended, initially filed by the Company with the SEC on June 24, 2025 and declared effective by the SEC on September 2, 2025.

The aggregate market value of the Shares eligible for sale under the Prospectus Supplement is currently $1,064,000, which is based on the limitations of General Instruction I.B.6 of Form S-3. The Company previously sold approximately $1.7 million of shares of common stock under the Sales Agreement pursuant to prior prospectus supplements and an accompanying base prospectus, dated July 11, 2022, contained therein, which together formed a part of the Company’s prior “shelf” registration statement on Form S-3 (File No. 333-265872) filed by the Company with the SEC on June 28, 2022 and declared effective by the SEC on July 11, 2022 (the “Prior Registration Statement”). The Prior Registration Statement is no longer effective or being utilized in connection with the sale of Shares under the Sales Agreement.

A copy of the legal opinion as to the legality of the $1,064,000 of Shares issuable under the Sales Agreement and covered by the Prospectus Supplement is filed as Exhibit 5.1 attached hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Harter Secrest & Emery LLP
23.1	Consent of Harter Secrest & Emery LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONE BIOLOGICS CORPORATION

Date: March 13, 2026	By:	/s/ Jeffrey Frelick
Jeffrey Frelick
Chief Executive Officer